UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                              --------------------

       Date of Report (Date of earliest event reported):  March 27, 2006
                                                          --------------

                        GYRODYNE COMPANY OF AMERICA, INC.
                        ---------------------------------
             (Exact name of Registrant as Specified in its Charter)

           New York                   000-01684               11-1688021
           --------                   ---------           -----------------
(State or Other Jurisdiction of    (Commission File       (I.R.S. Employer
        Incorporation)                 Number)           Identification No.)


                                 102 FLOWERFIELD
                            ST. JAMES, NEW YORK 11780
                            -------------------------
                         (Address of principal executive
                               offices) (Zip Code)

                                 (631) 584-5400
                                 --------------
                         Registrant's telephone number,
                               including area code

                                       N/A
                             ----------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01.  Completion of Acquisition or Disposition of Assets

On November 2, 2005, as previously reported by the Company, the State University of New York at Stony Brook (the "University") filed a deed with the Suffolk County Clerk's Office and vested title in 245 acres of our Flowerfield property in Stony Brook and Saint James, New York. This action was taken by the University pursuant to the New York Eminent Domain Procedure Law (the "EDPL") which governs condemnation procedures in the State of New York. Earlier actions by the University included an advance payment notice which proposed to acquire the subject acreage for a total purchase price of $26.3 million. The Company rejected that proposal since it did not represent the current value of the property and filed notice that it will pursue additional compensation in the New York State Court of Claims where valuation disputes are litigated. Under the EDPL, payment of the $26.3 million amount was due and payable to the Company within a reasonable and practical timeframe and, accordingly, the Company accrued this amount as a condemnation advance payment receivable as of January 31, 2006.

On March 27, 2005, the Company received payment from the State of New York in the amount of $26.3 million, which the Company had previously elected under the EDPL to accept as an advance payment for the condemned property. Under the EDPL, both the advance payment and any additional award from the Court of Claims bear interest at the rate of 9% simple interest from the date of the taking through the date of payment. The amount of interest owed on the $26.3 million advance payment calculated from November 2, 2005 (the date of the taking) through March 24, 2006 (the date payment was mailed by the State of New York to the Company) is $921,386. The Company is preparing to pursue its claims for just compensation, including interest thereon, in the Court of Claims. In actions for additional compensation in eminent domain proceedings under the EDPL, the Court of Claims reviews, among other factors, the highest and best use of the condemned property and the probability that the highest and best use could have been achieved. Although we are confident that we can present a credible case for additional compensation for the condemned property, we cannot predict the outcome of our action in the Court of Claims or the potential that the University or the State of New York will attempt to negotiate a settlement.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                            GYRODYNE COMPANY OF AMERICA, INC.


                            By: /s/ Stephen V. Maroney
                               ------------------------------------------
                               Stephen V. Maroney
                               President, Chief Executive Officer and
                               Treasurer

                               Date: March 28, 2006